                                                                       Exhibit 1

                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: March 17, 2000

                              WARBURG, PINCUS EQUITY PARTNERS, L.P.

                              By: Warburg, Pincus & Co., General Partner


                              By: /S/ Stephen Distler
                                  ------------------------------
                                  Stephen Distler, Partner


                              WARBURG, PINCUS VENTURES INTERNATIONAL, L.P.

                              By: Warburg, Pincus & Co., General Partner


                              By: /S/ Stephen Distler
                                  ------------------------------
                                  Stephen Distler, Partner


                              WARBURG, PINCUS NETHERLANDS EQUITY
                              PARTNERS I, C.V.

                              By: Warburg, Pincus & Co., General Partner


                              By: /S/ Stephen Distler
                                  ------------------------------
                                  Stephen Distler, Partner

                              WARBURG, PINCUS NETHERLANDS EQUITY
                              PARTNERS II, C.V.

                              By: Warburg, Pincus & Co., General Partner


                              By: /S/ Stephen Distler
                                  ------------------------------
                                  Stephen Distler, Partner


                              WARBURG, PINCUS NETHERLANDS EQUITY
                              PARTNERS III, C.V.

                              By: Warburg, Pincus & Co., General Partner


                              By: /S/ Stephen Distler
                                  ------------------------------
                                  Stephen Distler, Partner


                              WARBURG, PINCUS & CO.


                              By: /S/ Stephen Distler
                                  ------------------------------
                                  Stephen Distler, Partner


                              E.M. WARBURG, PINCUS & CO., LLC


                              By: /S/ Stephen Distler
                                  ------------------------------
                                  Stephen Distler, Member